FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2004

KAISER ALUMINUM & CHEMICAL
CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

1-3605
(Commission File Number)

94-0928288
(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)	77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

     On July 1, 2004, Kaiser Aluminum & Chemical Corporation (the “Company”) completed its previously announced sale of its 65% interest in Alumina Partners of Jamaica (“Alpart”), and certain related assets to Quality Incorporations I Limited (“Quality”). Quality was an affiliate of Hydro Aluminum of Jamaica, a.s., (“Hydro”), which owns the remaining 35% interest of Alpart. The Company sold such interest and related assets to Quality for gross sales proceeds of approximately $315.0 million, subject to certain post-closing adjustments. The process that led to the sale of the Company’s interests in and related to Alpart is described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004.

     As previously disclosed, the Company expects that proceeds from the sale will be held in escrow pending both amendment of the Company’s credit agreement and resolution of matters relating to intercompany claims, each of which will require approval by the U.S. Bankruptcy Court for the District of Delaware (the “Court”). Accordingly, the allocation of proceeds from the sale, including any use thereof by the Company for its ongoing operations, will be subject to the Court’s approval. The Company’s Quarterly Report on Form 10-Q for the first quarter of 2004 includes a more detailed discussion of these matters.

     As more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Alpart owns an alumina refinery with annual production capacity of 1,650,000 metric tons. Alpart also has bauxite mining operations.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

( b ) Pro forma financial information

*	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the three months ended March 31, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001

*	Notes to Unaudited Pro Forma Consolidated Financial Statements

( c ) Exhibits

*	2.1 Purchase Agreement, dated as of June 8, 2004

*	99.1 Press Release dated July 1, 2004

*	Included with this filing. Schedules are omitted from the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION
(Registrant)

Dated: July 16, 2004	By:	/s/ Daniel D. Maddox

Daniel D. Maddox
Vice President and Controller

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the three months ended March 31, 2004
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001
Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the three months ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001 have been prepared to present the financial position and results of operations of Kaiser Aluminum & Chemical Corporation (“KACC” or the “Company”) as if the sale of the Company’s interests in and related to Alumina Partners of Jamaica (“Alpart”) had occurred at the end of the indicated period in the case of the unaudited pro forma condensed consolidated balance sheet, and at the beginning of the periods in the case of the unaudited pro forma statements of consolidated income (loss).

     The unaudited pro forma consolidated balance sheet and pro forma statements of consolidated income (loss) are based on the assumptions and estimates described in Note 3 to the unaudited pro forma consolidated financial statements. The pro forma statements of consolidated income (loss) exclude any gains on the sale of the Company’s interests in and related to Alpart, and any other non-recurring charges or benefits (such as interest income) attributable to the transaction. These statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such period, nor are they indicative of future results. Furthermore, these pro forma statements do not reflect changes which may occur as a result of the Company’s interest and related to activities after the sale of the Company’s interests in and related to Alpart and other matters.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2004
(In millions of dollars)

		Business To	Pro Forma
	Historical	Be Disposed	Adjustments	Pro Forma
			(Note 3)
Current assets:
Cash and cash equivalents	$14.2	$.5	$—	$13.7
Receivables:
Trade	121.8	12.8	—	109.0
Other	32.2	3.6	—	28.6
Inventories	239.1	62.9	—	176.2
Prepaid expenses and other current assets	31.5	2.1	—	29.4

Total current assets	438.8	81.9	—	356.9
Investments in and advances to unconsolidated affiliates	62.0	—	—	62.0
Property, plant, and equipment - net	572.3	296.4	—	275.9
Restricted proceeds from sale of interests	—	—	315.0	315.0
Other assets	524.8	5.7	—	519.1

Total	$1,597.9	$384.0	$315.0	$1,528.9

Liabilities not subject to compromise -
Current liabilities:
Accounts payable	$140.0	$25.5	$—	$114.5
Accrued interest	1.5	.7	—	.8
Accrued salaries, wages, and related expenses	46.7	3.0	—	43.7
Accrued postretirement medical benefit obligation - current portion	21.7	—	—	21.7
Other accrued liabilities	56.3	5.6	—	50.7
Payable to affiliates	59.4	.1	—	59.3
Long-term debt - current portion	1.2	—	—	1.2

Total current liabilities	326.8	34.9	—	291.9
Long-term liabilities	75.2	14.9	—	60.3
Long-term debt	24.2	22.0	—	2.2

Total	426.2	71.8	—	354.4
Liabilities subject to compromise	2,845.5	—	—	2,845.5
Minority interests	119.5	104.7	—	14.8
Stockholders’ equity (deficit):
Preference stock	.7	—	—	.7
Common stock	15.4	—	—	15.4
Additional capital	2,454.0	—	—	2,454.0
Accumulated deficit	(1,965.6)	207.5	315.0	(1,858.1)
Accumulated other comprehensive income (loss)	(106.1)	—	—	(106.1)
Less: Note receivable from parent	(2,191.7)	—	—	(2,191.7)

Total stockholders’ equity (deficit)	(1,793.3)	207.5	315.0	(1,685.8)

Total	$1,597.9	$384.0	$315.0	$1,528.9

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(In millions of dollars)

		Business To	Pro Forma
	Historical	Be Disposed	Adjustments	Pro Forma
			(Note 3)
Net sales	$367.6	$66.3	$—	$301.3

Costs and expenses:
Cost of products sold	351.4	56.8	.3	294.3
Depreciation and amortization	11.6	4.4	—	7.2
Selling, administrative, research and development, and general	21.1	(.6)	—	21.7
Other operating charges, net	31.5	—	—	31.5

Total costs and expenses	415.6	60.6	.3	354.7

Operating income (loss)	(48.0)	5.7	(.3)	(53.4)
Other income (expense):
Interest expense	(2.4)	(.5)	—	(1.9)
Reorganization items	(8.6)	—	—	(8.6)
Other - net	—	—	—	—

Income (loss) before income taxes and minority interests	(59.0)	5.2	(.3)	(63.9)
Provision for income taxes	(6.9)	(1.6)	—	(5.3)
Minority interests	2.0	1.6	—	.4

Net income (loss)	$(63.9)	$5.2	$(.3)	$(68.8)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2003
(In millions of dollars)

		Business To	Pro Forma
	Historical	Be Disposed	Adjustments	Pro Forma
			(Note 3)
Net sales	$1,365.3	$266.6	$—	$1,098.7

Costs and expenses:
Cost of products sold	1,423.4	282.4	1.0	1,140.0
Depreciation and amortization	73.2	16.6	—	56.6
Selling, administrative, research and development, and general	96.6	(2.0)	—	98.6
Other operating charges, net	511.0	—	—	511.0

Total costs and expenses	2,104.2	297.0	1.0	1,806.2

Operating loss	(738.9)	(30.4)	(1.0)	(707.5)
Other income (expense):
Interest expense	(10.7)	(1.1)	—	(9.6)
Reorganization items	(27.0)	—	—	(27.0)
Other - net	(6.5)	—	—	(6.5)

Loss before income taxes and minority interests	(783.1)	(31.5)	(1.0)	(750.6)
Provision for income taxes	(14.2)	—	—	(14.2)
Minority interests	9.2	6.0	—	3.2

Net loss	$(788.1)	$(25.5)	$(1.0)	$(761.6)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2002
(In millions of dollars)

		Business To	Pro Forma
	Historical	Be Disposed	Adjustments	Pro Forma
			(Note 3)
Net sales	$1,469.6	$218.2	$—	$1,251.4

Costs and expenses:
Cost of products sold	1,408.2	254.7	.2	1,153.3
Depreciation and amortization	91.5	15.5	—	76.0
Selling, administrative, research and development, and general	124.6	1.0	—	123.6
Other operating charges, net	251.2	.9	—	250.3

Total costs and expenses	1,875.5	272.1	.2	1,603.2

Operating loss	(405.9)	(53.9)	(.2)	(351.8)
Other income (expense):
Interest expense	(20.7)	(1.3)	—	(19.4)
Reorganization items	(33.3)	—	—	(33.3)
Other - net	.4	1.8	—	(1.4)

Loss before income taxes and minority interests	(459.5)	(53.4)	(.2)	(405.9)
(Provision) benefit for income taxes	(14.7)	5.1	—	(19.8)
Minority interests	5.8	5.6	—	.2

Net loss	$(468.4)	$(42.7)	$(.2)	$(425.5)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In millions of dollars)

		Business To	Pro Forma
	Historical	Be Disposed	Adjustments	Pro Forma
			(Note 3)
Net sales	$1,732.7	$261.3	$—	$1,471.4

Costs and expenses:
Cost of products sold	1,638.4	252.6	—	1,385.8
Depreciation and amortization	90.2	14.7	—	75.5
Selling, administrative, research and development, and general	102.5	1.5	—	101.0
Other operating charges (benefits), net	(163.6)	8.3	—	(171.9)

Total costs and expenses	1,667.5	277.1	—	1,390.4

Operating income (loss)	65.2	(15.8)	—	81.0
Other income (expense):
Interest expense	(109.0)	(2.4)	—	(106.6)
Gain on sale of interest in QAL	163.6	—	—	163.6
Other - net	(32.8)	2.0	—	(34.8)

Income (loss) before income taxes and minority interests	87.0	(16.2)	—	103.2
(Provision) benefit for income taxes	(548.3)	4.8	—	(553.1)
Minority interests	4.3	5.3	—	(1.0)

Net loss	$(457.0)	$(6.1)	$—	$(450.9)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(In millions of dollars)

The following notes set forth the explanations and assumptions used in preparing the unaudited pro forma consolidated balance sheet as of March 31, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the three months ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001.

The unaudited pro forma consolidated financial statements are based on the assumptions and estimates described in Note 3. These statements do not purport to be indicative of the financial position and results of operations of KACC as of such date or for such periods, nor are they indicative of future results. Furthermore, these pro forma financial statements do not reflect anticipated changes which may occur as a result of activities after the sale of Alpart and other matters.

These unaudited pro forma financial statements have been prepared using the accounting policies and procedures that the Company uses for its consolidated reporting. Such policies and procedures are outlined in Note 2 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

1. Background

KACC owned a 65% interest in Alpart, and Hydro Aluminium a.s (“Hydro”) owned the remaining 35% interest. KACC held its interests in Alpart through two wholly owned subsidiaries, Kaiser Jamaica Corporation (“KJC”) and Alpart Jamaica Inc. (“AJI), which were two of KACC’s subsidiaries that filed petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in January 2003. Alpart did not file a petition for reorganization. KACC had the authority from the U.S. Bankruptcy Court for the District of Delaware (the “Court”) to fund AJI’s and KJC’s share of Alpart’s cash requirements in the ordinary course of business. Alpart holds bauxite reserves and owns an alumina plant located in Jamaica. KACC had management responsibility for the facility on a fee basis. KACC and Hydro were responsible for their proportionate shares of Alpart’s costs and expenses. As part of the Company’s initiatives launched in 2001, Alpart’s annual production capacity was increased from 1,450,000 to 1,650,000 tons* during late 2003.

2. Presentation

The accompanying unaudited pro forma statements of consolidated income (loss) and unaudited pro forma consolidated balance sheet present the financial position and results of operations of the Company as if the transactions described in Note 3 had occurred at the end of the indicative period in the case of the unaudited pro forma balance sheet and at the beginning of the periods in the case of the unaudited pro forma statements of consolidated income (loss).

Prior to the sale, Alpart was a majority owned entity and, as such, its balances and results were fully consolidated with the Company’s balances and results of operations in the Company’s consolidated financial statements. Hydro’s ownership interests in Alpart were reflected in the Company’s consolidated financial statements as Minority interest. As Hydro took its share of production from Alpart in kind, revenues related to Hydro’s interests were reflected at Hydro’s share of production costs (i.e. zero gross margin). Such Minority interest revenues totaled $22.3, $91.3, $86.1 and $89.1 for the quarter ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001, respectively.

3. Management Assumptions

The unaudited pro forma consolidated statements of consolidated income (loss) and unaudited pro forma consolidated balance sheet reflect the following pro forma adjustments related to:

* All references to tons in this report refer to metric tons of 2.204.6 pounds.

Statements of Consolidated Income (Loss)

KACC manages production from its different interests in alumina refineries as a single portfolio. Alumina sales contracts with alumina customers were either in the name of KACC or its affiliate, Kaiser Aluminium International Inc. (“KAII”). Certain of the production from the Company’s interests in alumina refineries was also used by the Company to supply aluminum smelters in which the Company owns an interest. For purposes of the financial statements, the following assumptions have been made in respect of alumina shipments and sales related to the Company’s interests in and related to Alpart:

•	For purposes of determining Alpart-related revenues that should be removed in the pro forma adjustments, alumina shipments to third parties have been allocated to Alpart (versus other Company-owned interests in alumina refineries) based on the origin of the shipment. For purposes of determining Alpart-related revenues that should be removed in the pro forma adjustments, the actual KACC or KAII contract price has been used for such shipments.

•	During the quarter ended March 31, 2004 and the years ended December 31, 2003, 2002 and 2001, the Company used approximately 24,719 tons, 125,738 tons, 229,198 tons and 124,001 tons, respectively, of alumina production from the Alpart refinery to supply its share of alumina for primary aluminum smelters in which the Company owns an interest. The Company’s historical practice for reporting such shipments in its segment reporting has been to reflect these shipments (as revenues for the Bauxite and Alumina segment and as cost for the Primary Aluminum segment) based on the internal “transfer” price used for intercompany (inter-business unit) transactions. Such transfer price, which is linked to average primary aluminum market prices and is intended to be a surrogate for market prices, was $202.75/ton for the quarter ended March 31, 2004, $172.78/ton for the year ended December 31, 2003, $170.46/ton for the year ended December 31, 2002 and $177.39/ton for the year ended December 31, 2001. For purposes of these pro forma statements, it has been assumed that these prices are indicative of the market prices that could have been obtained by KACC if it had entered into multi year contracts to supply alumina to Anglesey and Valco. As such, no adjustment has been made to Net sales or Cost of products sold.

As discussed above, for segment reporting purposes the Company has historically reported inter-segment sales activity at surrogate market prices. Inter-segment profits and losses on such sales are eliminated in consolidation in the Company’s consolidated financial statements. A pro forma adjustment has been reflected in the income statements to remove this elimination (reflected as an adjustment to Cost of products sold).

Given KACC’s interests in other alumina refineries and primary aluminum smelters, for purposes of these pro forma statements, it has been assumed that the Alpart transaction would not result in any significant reduction in segment or corporate Selling, administrative, research and development and general costs.

Balance Sheet

As more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, the proceeds from the sale will be held in escrow pending both amendment of the Company’s credit agreement and resolution of matters relating to intercompany claims, each of which will require the Court’s approval. Accordingly, the allocation of proceeds from the sale, including any use by thereof by the Company for its ongoing operations, will be subject to approval by the Court. As such, the Company has reflected the full amount of the proceeds in the accompanying pro forma consolidated balance sheet as a long term asset.

The Company has assumed that there are no postclosing adjustments to the $315.0 of gross proceeds received at closing.

EXHIBIT INDEX

Exhibit   2.1           Purchase Agreement dated as of June 8, 2004,*

Exhibit 99.1           Press Release dated July 1, 2004*

*	Included with this filing. Schedules are omitted form the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.